UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21485

Cohen & Steers Select Utility Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

Item 1. Reports to Stockholders.

COHEN & STEERS SELECT UTILITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2009. The net asset value at that date was $13.67 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its net asset value; at period end, the Fund's closing price on the NYSE was $12.14. The total returns, including income, for the Fund and the comparative benchmarks were:

Six Months Ended June 30, 2009
Cohen & Steers Select Utility Fund at Market Value[a]	23.18%
Cohen & Steers Select Utility Fund at Net Asset Value[a]	8.15%
S&P 1500 Utilities Index[b]	–1.74%
S&P 500 Index[b]	3.16%
Blended benchmark—80% S&P 1500 Utilities Index/ 20% Merrill Lynch Fixed Rate Preferred Index[b]	–0.43%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from the issuance of preferred shares and borrowings under a credit agreement.

Investment Review

The six-month period was a volatile one for equities. Stocks struggled in January and February amid increasing economic and financial uncertainty, and markets fell to multi-year lows. Conditions improved in March when there was greater clarity regarding the path the U.S. government was taking to address the financial crisis. Meanwhile, banks began to stabilize; Citigroup jump-started a broad market rally on March 9 when it announced that it expected to be profitable for the first two months of 2009. Equities extended their rally well into the second quarter. On the economic front, indicators, while still depressed, exceeded expectations, easing fears of a deep recession and sparking hope for a recovery.

a  As a closed-end investment company, the price of the Fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the Fund.

b  S&P 1500 Utilities Index is an unmanaged market-capitalization-weighted index of 71 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.

COHEN & STEERS SELECT UTILITY FUND, INC.

Utility stocks were less volatile than other equities in the period, but they trailed the broad market with a return of –1.7%, as measured by the S&P 1500 Utilities Index. Their defensive characteristics, such as relatively stable cash flows, provided some downside protection in January and February, when they modestly outperformed. However, utilities underperformed when the market rallied and investors focused on beaten-down sectors of the market, such as financial stocks. Certain commodity-sensitive utilities, such as power producers that sell into unregulated markets, had strong returns due to a sharp rise in energy prices.

Fund performance

The Fund employs leverage as part of a yield-enhancement strategy. While leverage can increase total return in rising markets, it can have the opposite effect in declining markets. In the first quarter, leverage magnified the Fund's negative return, while in the second quarter—when many markets and asset classes rose sharply—it boosted the Fund's performance. For the full six months, leverage enhanced the Fund's positive total returns and it outperformed its benchmarks by significant margins (benchmarks do not employ leverage).

In terms of security and sector attribution, factors that contributed to the Fund's performance included stock selection in the electric utilities and integrated natural gas sectors. The Fund's allocation to preferred securities helped it outperform the S&P 1500 utilities index (which does not include preferreds), as these securities had positive returns; favorable security selection in preferreds contributed to performance compared with the blended benchmark. Stock selection in the natural gas distribution, telecommunications and multi-utility sectors detracted from performance.

The Fund's market price rose 23.2% in the period, outpacing the gain in its net asset value (NAV). This reflected a general trend of a narrowing in closed-end funds' discounts to NAV. Discounts for most funds reached historically wide levels in 2008, but narrowed considerably in the first half of 2009.

Investment Outlook

We are closely monitoring the flow of economic data, and it is our view that the economy will surprise to the upside later this year, possibly in the fourth quarter, and follow through into 2010.

We maintain a positive long-term outlook for utility stocks, despite the fundamental and regulatory headwinds resulting from the current economic conditions. Utility stocks' valuations remain attractive, in our view, with price-to-earnings multiples below their longtime average despite an earnings growth outlook that exceeds the historical rate.

Supply and demand for power, in our view, will continue to tighten over time, resulting in strong electricity prices and rising physical asset values. Gas pipeline companies should continue to benefit from the need to transport energy from new supply regions. Similarly, electricity transmission developers face growing investment opportunities resulting from the need to upgrade antiquated transmission grids, as well as the need to connect new, renewable sources of electricity (i.e. wind) to consumers. As always, our focus remains on well-capitalized companies that are likely to be part of, and profit from, the eventual economic recovery.

COHEN & STEERS SELECT UTILITY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

ROBERT S. BECKER	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS SELECT UTILITY FUND, INC.

Our Leverage Strategy
(Unaudited)

Our leverage strategy utilizes a combination of auction market preferred shares (AMPS) and borrowings up to the maximum permitted by the 1940 Act to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2009, leverage represented 40% of the Fund's managed assets, with AMPS and borrowings each representing 28% and 12%, respectively.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that AMPS have variable dividend rates and borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, as of June 30, 2009, we have fixed the rate on 44% of our borrowings at an average interest rate of 3.4% for an average remaining period of 3.9 years (when we first entered into the swaps, the average term was 5.3 years). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa

Leverage (as a % of managed assets)	40%
% Fixed Rate	44%
% Variable Rate	56%
Weighted Average Rate on Swaps	3.4%
Weighted Average Term on Swaps	3.9 years
Current Rate on AMPS[b]	1.6%
Current Rate on Debt[c]	1.4%

The Fund intends to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce a realized investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund was not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments at times of adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2009. Information subject to change.

b  See Note 5 in Notes to Financial Statements.

c  See Note 6 in Notes to Financial Statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

JUNE 30, 2009

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Duke Energy Corp.	$52,214,459	5.3%
Entergy Corp.	46,576,342	4.7
Southern Co.	46,417,993	4.7
FPL Group	45,973,698	4.6
Exelon Corp.	45,524,256	4.6
PG&E Corp.	40,779,151	4.1
Public Service Enterprise Group	38,203,204	3.8
American Electric Power Co.	28,870,239	2.9
PPL Corp.	20,774,688	2.1
Sempra Energy	20,497,190	2.1

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2009 (Unaudited)

		Number of Shares	Value
COMMON STOCK	121.4%
ENERGY—OIL & GAS STORAGE & TRANSPORTATION	12.2%
DCP Midstream Partners LP		65,733	$1,423,119
Enbridge Energy Partners LPa		56,337	2,173,482
Energy Transfer Equity LP		95,000	2,410,150
Energy Transfer Partners LP		150,667	6,100,507
Enterprise GP Holdings LPa		87,000	2,186,310
Enterprise Products Partners LPa		291,500	7,270,010
Kinder Morgan Energy Partners LPa		224,400	11,471,328
Magellan Midstream Partners LP		110,000	3,823,600
MarkWest Energy Partners LP		135,600	2,467,920
Spectra Energy Corp.		841,808	14,243,391
TransCanada Corp.		206,000	5,546,937
Williams Cos. (The)		460,000	7,180,600
Williams Partners LPa		319,700	5,773,782
			72,071,136
INDUSTRIALS—HIGHWAYS & RAILTRACKS	1.8%
Anhui Expressway Co (Hong Kong)[b]		4,681,000	2,646,866
Cia de Concessoes Rodoviarias (Brazil)		307,527	4,932,673
Shenzhen Expressway Co. (Hong Kong)[b]		6,732,000	3,229,476
			10,809,015
INTEGRATED TELECOMMUNICATIONS SERVICES	1.4%
AT&Ta		330,000	8,197,200
UTILITIES	106.0%
ELECTRIC UTILITIES	71.5%
American Electric Power Co.[a]		999,316	28,870,239
Cia de Transmissao de Energia Eletrica Paulista (Brazil)		83,700	2,054,163
DPL[a]		430,082	9,965,000
Duke Energy Corp.[a,c]		3,578,784	52,214,459
E.ON AG (Germany)[b]		128,000	4,543,706
E.ON AG (ADR) (Germany)[a]		185,116	6,556,975
Electricite de France (France)[b]		294,700	14,389,571
Enel S.p.A. (Italy)[b]		1,287,440	6,285,155

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
Entergy Corp.[a]		600,830	$46,576,342
Exelon Corp.[a,c,d]		888,972	45,524,256
FirstEnergy Corp.[a]		518,718	20,100,323
Fortum Oyj (Finland)[b]		98,000	2,233,726
FPL Group[a]		808,542	45,973,698
Great Plains Energy[a]		129,697	2,016,788
ITC Holdings Corp.		179,826	8,156,907
Northeast Utilities[a]		610,966	13,630,652
NV Energy		1,351,375	14,581,336
Pepco Holdings[a]		502,652	6,755,643
Pinnacle West Capital Corp.[a]		89,238	2,690,526
PPL Corp.[a]		630,300	20,774,688
Progress Energy[a]		510,121	19,297,878
Scottish and Southern Energy PLC (United Kingdom)[b]		232,930	4,382,402
Southern Co.[a]		1,489,666	46,417,993
			423,992,426
GAS UTILITIES	3.7%
EQT Corp.[a]		350,083	12,221,397
Northwest Natural Gas Co.		17,105	758,094
Questar Corp.		288,000	8,945,280
			21,924,771
MULTI UTILITIES	29.8%
CenterPoint Energy[a]		945,402	10,475,054
CMS Energy Corp.[a]		1,033,506	12,484,753
Consolidated Edison[a]		160,198	5,994,609
Dominion Resources[a]		450,200	15,045,684
GDF Suez (France)[b]		204,486	7,654,335
NSTAR		39	1,252
PG&E Corp.[a]		1,060,852	40,779,151
Public Service Enterprise Group		1,170,800	38,203,204
RWE AG (Germany)[b]		28,000	2,208,054
Sempra Energy		413,000	20,497,190

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
United Utilities Group PLC (United Kingdom)[b]		649,593	$5,326,716
Wisconsin Energy Corp.[a]		436,931	17,787,461
			176,457,463
WATER UTILITIES	1.0%
American States Water Co.		80,225	2,778,994
American Water Works Co.		159,000	3,038,490
			5,817,484
TOTAL UTILITIES			628,192,144
TOTAL COMMON STOCK (Identified cost—$669,868,926)			719,269,495
PREFERRED SECURITIES—$25 PAR VALUE	21.1%
BANK	0.5%
Bank of America Corp., 8.625%, Series MER		110,000	2,230,800
BB&T Capital Trust V, 8.95%, due 9/15/63[a]		18,741	476,958
			2,707,758
BANK—FOREIGN	2.6%
Barclays Bank PLC, 8.125%[a]		249,800	5,158,370
Deutsche Bank Contingent Capital Trust II, 6.55%		82,488	1,483,134
Deutsche Bank Contingent Capital Trust III, 7.60%[a]		182,500	3,602,550
HSBC Holdings PLC, 8.125%[a]		60,000	1,427,400
Santander Finance Preferred, 6.50%[a]		80,000	1,440,000
Santander Finance Preferred, 4.00%, Series 6 (FRN)[a]		200,000	2,250,000
			15,361,454
ELECTRIC—INTEGRATED	2.4%
Dominion Resources, 8.375%, Series A		441,400	11,202,732
Entergy Texas, 7.875%		116,000	2,922,040
			14,124,772
FINANCE—INVESTMENT BANKER/BROKER—FOREIGN	0.3%
Credit Suisse Guernsey, 7.90%[a]		70,000	1,570,800

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
INSURANCE	2.9%
MULTI-LINE—FOREIGN	1.6%
Allianz SE, 8.375%[a]		164,500	$3,693,025
ING Groep N.V., 7.375%[a]		325,000	5,752,500
			9,445,525
PROPERTY CASUALTY—FOREIGN	0.2%
Arch Capital Group Ltd., 8.00%		64,000	1,405,440
REINSURANCE—FOREIGN	1.1%
Aspen Insurance Holdings Ltd., 7.401%, Series A		100,000	1,601,000
Axis Capital Holdings Ltd., 7.25%, Series A		97,785	1,960,589
Axis Capital Holdings Ltd., 7.50%, Series B ($100 par value)		40,000	3,035,000
			6,596,589
TOTAL INSURANCE			17,447,554
INTEGRATED TELECOMMUNICATIONS SERVICES	0.8%
Telephone & Data Systems, 7.60%, due 12/1/41, Series Aa		143,850	2,956,118
United States Cellular Corp., 7.50%, due 6/15/34[a]		91,177	1,858,187
			4,814,305
MEDIA—DIVERSIFIED SERVICES	1.2%
Comcast Corp., 7.00%, due 9/15/55, Series Ba		325,856	7,445,810
REAL ESTATE	8.0%
DIVERSIFIED	0.4%
Duke Realty Corp., 8.375%, Series O		43,138	757,503
Forest City Enterprises, 7.375%, Class A		52,700	763,096
Lexington Corporate Properties Trust, 8.05%, Series B		69,100	870,660
			2,391,259
HEALTH CARE	2.3%
Health Care REIT, 7.625%, Series F		218,800	4,715,140
LTC Properties, 8.00%, Series F		393,499	8,932,428
			13,647,568

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
OFFICE	2.3%
Alexandria Real Estate Equities, 8.375%, Series Ca		325,400	$6,686,970
SL Green Realty Corp., 7.625%, Series C		219,818	3,626,997
SL Green Realty Corp., 7.875%, Series D		197,333	3,348,741
			13,662,708
OFFICE/INDUSTRIAL	0.8%
PS Business Parks, 7.95%, Series Ka		230,000	4,738,000
RESIDENTIAL—APARTMENT	0.5%
Apartment Investment & Management Co., 8.00%, Series V		87,000	1,522,500
Apartment Investment & Management Co., 7.875%, Series Y		93,000	1,581,930
			3,104,430
SELF STORAGE	0.5%
Public Storage, 6.45%, Series Xa		150,000	2,908,500
SHOPPING CENTER	1.2%
COMMUNITY CENTER	0.9%
Developers Diversified Realty Corp., 7.50%, Series Ia		287,884	3,230,058
Kimco Realty Corp., 7.75%, Series Ga		100,000	2,065,000
			5,295,058
REGIONAL MALL	0.3%
CBL & Associates Properties, 7.75%, Series C		121,931	1,737,517
TOTAL SHOPPING CENTER			7,032,575
TOTAL REAL ESTATE			47,485,040
UTILITIES	2.4%
ELECTRIC UTILITIES	1.3%
American Electric Power Co., 8.75%[a]		49,983	1,335,046
FPL Group Capital, 8.75%, due 3/1/69		40,000	1,072,800
FPL Group, 8.375%, ($50 par value)		100,000	5,187,500
			7,595,346

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
MULTI UTILITIES	1.1%
PPL Electric Utilities Corp., 6.25%		100,000	$2,159,380
Xcel Energy, 7.60%[a]		167,500	4,242,775
			6,402,155
TOTAL UTILITIES			13,997,501
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$151,272,372)			124,954,994
PREFERRED SECURITIES—CAPITAL SECURITIES	18.4%
BANK	3.6%
Bank of America Corp., 8.00%, due 12/29/49[a]		4,000,000	3,345,492
CoBank ACB, 11.00%, Series C, 144Ae		80,000	3,831,080
JPMorgan Chase & Co., 7.90%, due 4/29/49		4,500,000	3,948,885
PNC Preferred Funding Trust I, 8.70%, due 12/31/49, 144Ae		7,300,000	6,000,213
Wells Fargo & Co, 7.98%, due 2/28/49		4,750,000	3,948,286
			21,073,956
BANK—FOREIGN	1.0%
Barclays Bank PLC, 7.434%, due 9/29/49, 144Ae		2,000,000	1,341,846
BBVA International Preferred SA, 5.919%, due 12/18/49		2,000,000	1,181,600
HSBC Capital Funding LP, 10.176%, due 12/29/49, 144Ae		1,250,000	1,315,414
Natixis, 10.00%, due 4/29/49, 144Ae		3,000,000	1,802,343
			5,641,203
ELECTRIC	2.5%
MULTI UTILITIES	2.0%
Dominion Resources, 7.50%, due 6/30/66, Series A		6,000,000	4,505,610
Dominion Resources Capital Trust I, 7.83%, due 12/1/27[a]		4,500,000	4,410,319
PPL Capital Funding, 6.70%, due 3/30/67, Series A		4,000,000	2,924,024
			11,839,953
UTILITIES	0.5%
DPL Capital Trust II, 8.125%, due 9/1/31		3,000,000	2,742,234
TOTAL ELECTRIC			14,582,187

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
FINANCE	1.5%
CREDIT CARD	0.3%
Capital One Capital III, 7.686%, due 8/15/36[a]		2,500,000	$1,775,372
DIVERSIFIED FINANCIAL SERVICES	1.2%
ZFS Finance USA Trust I, 6.15%, due 12/15/65, 144Ae		6,000,000	4,680,000
ZFS Finance USA Trust II, 6.45%, due 12/15/65, 144Ae		3,315,000	2,552,550
			7,232,550
TOTAL FINANCE			9,007,922
FOOD	1.3%
Dairy Farmers of America, 7.875%, 144Ae,f		52,500	3,484,688
HJ Heinz Finance Co, 8.00%, due 7/15/13, 144Ae		47	4,429,750
			7,914,438
GAS UTILITIES	0.9%
Southern Union Co., 7.20%, due 11/1/66		8,100,000	5,548,500
INSURANCE	6.1%
MULTI-LINE	4.0%
AFC Capital Trust I, 8.207%, due 2/3/27, Series B		6,750,000	5,104,687
Catlin Insurance Co., 7.249%, due 12/1/49, 144Ae		7,000,000	3,924,781
ING Capital Funding Trust III, 8.439%, due 12/30/49		9,750,000	6,144,284
MetLife, 10.75%, due 8/1/69		1,500,000	1,499,715
Metlife Capital Trust IV, 7.875%, due 12/15/67,144Ae		1,500,000	1,217,970
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Ae		3,400,000	3,032,960
Old Mutual Capital Funding, 8.00%, (Eurobond)		4,500,000	2,790,000
			23,714,397
PROPERTY CASUALTY	2.1%
ACE Capital Trust II, 9.70%, due 4/1/30[a]		4,470,000	4,079,031
Liberty Mutual Group, 7.80%, due 3/15/37, 144Ae		5,000,000	2,805,080
Liberty Mutual Group, 10.75%, due 6/15/58, 144Ae		4,000,000	2,884,820
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ae		4,000,000	2,397,596
			12,166,527
TOTAL INSURANCE			35,880,924

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
OIL—EXPLORATION AND PRODUCTION	0.3%
Pemex Project Funding Master Trust, 7.75%, due 9/28/49		2,000,000	$1,807,500
PIPELINES	1.2%
Enbridge Energy Partners LP, 8.05%, due 10/1/37[a]		3,000,000	2,192,964
Enterprise Products Operating LP, 8.375%, due 8/1/66[a]		6,180,000	4,981,068
			7,174,032
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$127,606,418)			108,630,662
		Principal Amount
CORPORATE BONDS	5.7%
ELECTRIC—INTEGRATED	1.3%
CMS Energy Corp., 5.50%, due 6/15/2029		$3,000,000	3,135,000
Entergy Mississippi, 6.64%, due 7/1/19		2,500,000	2,581,645
WPS Resources Corp., 6.11%, due 12/1/66		2,780,000	1,809,402
			7,526,047
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS	0.3%
NRG Energy, 8.50%, due 6/15/19		2,000,000	1,947,500
INSURANCE—LIFE/HEALTH	0.2%
Pacific Life Insurance Co., 9.25%, due 6/15/39, 144Ae		1,500,000	1,459,383
INTEGRATED TELECOMMUNICATIONS SERVICES	2.1%
Citizens Communications Co., 7.125%, due 3/15/19[a]		3,000,000	2,572,500
Citizens Communications Co., 9.00%, due 8/15/31[a]		7,550,000	6,266,500
Embarq Corp., 7.995%, due 6/1/36[a]		4,000,000	3,526,400
			12,365,400
MEDIA	1.5%
Cablevision Systems Corp., 8.00%, due 4/15/12[a]		2,000,000	1,990,000
Rogers Cable, 8.75%, due 5/1/32		6,000,000	7,267,128
			9,257,128

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Principal Amount	Value
OIL & GAS EXPLORATION & PRODUCTION	0.3%
EQT Corp., 8.125%, due 6/1/19		$1,500,000	$1,608,308
TOTAL CORPORATE BONDS (Identified cost—$35,353,486)			34,163,766
		Number of Rights
RIGHTS	0.0%
UTILITIES—ELECTRIC UTILITIES
Cia de Transmissao de Energia Eletrica Paulista (Brazil), expire 7/17/09[g] (Identified cost—$0)		860	439
		Number of Shares
SHORT-TERM INVESTMENTS	0.9%
MONEY MARKET FUNDS
Dreyfus Treasury Cash Management Fund, 0.001%[h]		1,350,000	1,350,000
Federated U.S. Treasury Cash Reserves Fund, 0.00%[h]		3,753,997	3,753,997
Fidelity Institutional Money Market Treasury Only Fund, 0.13%[h]		61,335	61,335
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$5,165,332)			5,165,332
TOTAL INVESTMENTS (Identified cost—$989,266,534)	167.5%		$992,184,688
WRITTEN CALL OPTIONS	(0.1)		(409,800)
LIABILITIES IN EXCESS OF OTHER ASSETS	(19.0)		(112,441,813)
LIQUIDATION VALUE OF PREFERRED SHARES	(48.4)		(287,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $13.67 per share based on 43,320,750 shares of common stock outstanding)	100.0%		$592,333,075

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Contracts	Value
WRITTEN CALL OPTION	(0.1)%
Utilities Custom Basket, Strike Price 102, 7/16/09 (Premiums Received—$600,000)		375,000	$(409,800)

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

FRN  Floating Rate Note

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets applicable to common shares of the Fund.

a  A portion or all of the security is pledged in connection with the revolving credit agreement: $331,731,886 has been pledged as collateral.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 8.9% of net assets applicable to common shares of the Fund, all of which have been fair valued pursuant to foreign security fair value pricing procedures approved by the Board of Directors.

c  A portion of the security is segregated as collateral for interest rate swap transactions: $21,095,610 has been segregated as collateral.

d  A portion of the security has been segregated for written call option contracts: $9,677,256 has been segregated as collateral.

e  Resale is restricted to qualified institutional investors. Aggregate holdings equal 8.0% of net assets applicable to common shares of the Fund.

f  Illiquid security. Aggregate holdings equal 0.6% of net assets applicable to common shares of the Fund.

g  Non-income producing security.

h  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

Interest rate swaps outstanding at June 30, 2009 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Depreciation
Merrill Lynch Derivative Products AG	$35,000,000	3.510%	0.315%	December 22, 2012	$(1,522,228)
Royal Bank of Canada	$35,000,000	3.525%	0.318%	October 17, 2012	(1,584,290)
Royal Bank of Canada	$72,000,000	3.615%	0.307%	March 29, 2014	(2,868,889)
UBS AG	$35,000,000	2.905%	0.313%	May 25, 2012	(967,996)
					$(6,943,403)

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2009.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$989,266,534)	$992,184,688
Cash (includes $1,570,000 pledged as collateral for open swap positions)	1,584,714
Receivable for:
Investment securities sold	12,037,562
Dividends and interest	6,008,182
Other assets	51,043
Total Assets	1,011,866,189
LIABILITIES:
Unrealized depreciation on interest rate swap transactions	6,943,403
Payable for:
Revolving credit agreement	115,000,000
Investment securities purchased	7,559,500
Dividends declared on common shares	1,597,293
Investment management fees	566,408
Options (Premiums received $600,000)	409,800
Dividends declared on preferred shares	174,318
Administration fees	48,537
Interest expense	8,681
Directors' fees	1,861
Other liabilities	223,313
Total Liabilities	132,533,114
LIQUIDATION VALUE OF PREFERRED SHARES	287,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$592,333,075
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
Common stock ($0.001 par value, 43,320,750 shares issued and outstanding)	$703,227,211
Accumulated undistributed net investment income	5,618,718
Accumulated net realized loss	(112,701,347)
Net unrealized depreciation	(3,811,507)
$592,333,075
NET ASSET VALUE PER COMMON SHARE:
($592,333,075 ÷ 43,320,750 shares outstanding)	$13.67
MARKET PRICE PER COMMON SHARE	$12.14
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(11.19)%

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividend income (net of $416,012 of foreign withholding tax)	$24,812,859
Interest income	6,212,689
Total Income	31,025,548
Expenses:
Investment management fees	3,819,465
Line of credit fees	1,873,421
Interest expense	687,540
Administration fees	432,658
Preferred remarketing fee	267,620
Professional fees	103,821
Custodian fees and expenses	91,024
Reports to shareholders	74,100
Registration and filing fees	29,853
Directors' fees and expenses	25,702
Transfer agent fees and expenses	11,552
Miscellaneous	104,530
Total Expenses	7,521,286
Reduction of Expenses (See Note 2)	(784,715)
Net Expenses	6,736,571
Net Investment Income	24,288,977
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(52,066,831)
Options	975,000
Foreign currency transactions	(41,029)
Interest rate swap transactions	(2,664,777)
Net realized loss	(53,797,637)
Net change in unrealized depreciation on:
Investments	68,349,247
Options	190,200
Foreign currency translations	31,107
Interest rate swap transactions	4,072,273
Net change in unrealized depreciation	72,642,827
Net realized and unrealized gain	18,845,190
Net Increase in Net Assets Resulting from Operations	43,134,167
Less Dividends and Distributions to Preferred Shareholders	(2,326,821)
Net Increase in Net Assets from Operations Applicable to Common Shares	$40,807,346

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (Unaudited)

	For the Six Months Ended June 30, 2009	For the Year Ended December 31, 2008
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$24,288,977	$64,642,981
Net realized loss	(53,797,637)	(62,088,204)
Net change in unrealized appreciation (depreciation)	72,642,827	(585,922,101)
Net increase (decrease) in net assets resulting from operations	43,134,167	(583,367,324)
Less dividends and distributions to preferred shareholders from net investment income	(2,326,821)	(23,023,645)
Net increase (decrease) in net assets from operations applicable to common shares	40,807,346	(606,390,969)
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(20,793,960)	(35,295,528)
Tax return of capital	—	(66,724,839)
Total dividends and distributions to common shareholders	(20,793,960)	(102,020,367)
Capital Stock Transactions:
Decrease in net assets from preferred share offering cost adjustment	—	(4,920)
Total increase (decrease) in net assets applicable to common shares	20,013,386	(708,416,256)
Net Assets Applicable to Common Shares:
Beginning of period	572,319,689	1,280,735,945
End of period[a]	$592,333,075	$572,319,689

a  Includes undistributed net investment income of $5,618,718 and $4,450,522, respectively.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2009 (Unaudited)

Increase in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$43,134,167
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(415,240,365)
Net purchases, sales and maturities of short-term investments	34,677,128
Net amortization/accretion of premium (discount)	(73,306)
Tax adjustments	1,127,378
Proceeds from sales and maturities of long-term investments	366,549,953
Net increase in interest receivable, receivable for investment securities sold and other assets	(4,500,203)
Net increase in payable for investment securities purchased, accrued expenses and other payables	7,099,410
Increase in premiums received from options	409,800
Net change in unrealized appreciation on investments	(68,349,247)
Net change in unrealized appreciation on interest rate swaps	(4,072,273)
Net realized loss from investments	52,066,831
Cash provided by operating activities	12,829,273
Cash Flows from Financing Activities:
Net decrease in preferred shares outstanding	(5,000,000)
Net increase in payable for revolving credit agreement	16,850,000
Distributions paid on preferred shares	(2,326,821)
Distributions paid on common shares	(20,793,960)
Increase in payable to common shareholders	64,327
Decrease in payable to preferred shareholders	(38,105)
Cash used for financing activities	(11,244,559)
Increase in cash	1,584,714
Cash at beginning of period (including foreign currency)	0
Cash at end of period (including foreign currency)	$1,584,714

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,				For the Period March 30, 2004[a] through
Per Share Operating Performance:	June 30, 2009	2008	2007	2006	2005	December 31, 2004
Net asset value per common share, beginning of period	$13.21	$29.56	$28.45	$23.95	$22.38	$19.10
Income from investment operations:
Net investment income	0.56	1.48	1.61	1.56	1.42 [b]	0.85 [b]
Net realized and unrealized gain (loss)	0.43	(14.94)	3.35	5.13	1.72	3.36
Total income (loss) from investment operations	0.99	(13.46)	4.96	6.69	3.14	4.21
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.05)	(0.53)	(0.40)	(0.51)	(0.37)	(0.12)
Net realized gain	—	—	(0.39)	(0.13)	(0.02)	(0.00)[c]
Total dividends and distributions to preferred shareholders	(0.05)	(0.53)	(0.79)	(0.64)	(0.39)	(0.12)
Total from investment operations applicable to common shares	0.94	(13.99)	4.17	6.05	2.75	4.09
Less: Preferred share offering cost adjustment	—	(0.00)[c]	—	0.00 [c]	—	—
Offering costs charged to paid-in capital—common shares	—	—	—	—	—	(0.04)
Offering costs charged to paid-in capital—preferred shares	—	—	(0.02)	—	(0.02)	(0.14)
Anti-dilutive effect of common share offering	—	—	—	—	—	0.05
Total offering costs	—	(0.00)	(0.02)	0.00	(0.02)	(0.13)
Less dividends and distributions to common shareholders from:
Net investment income	(0.48)	(0.82)	(1.20)	(1.05)	(1.03)	(0.67)
Net realized gain	—	—	(1.12)	(0.28)	(0.04)	(0.01)
Tax return of capital	—	(1.54)	(0.72)	(0.22)	(0.09)	(0.00)[c]
Total dividends and distributions to common shareholders	(0.48)	(2.36)	(3.04)	(1.55)	(1.16)	(0.68)
Net increase (decrease) in net asset value per common share	0.46	(16.35)	1.11	4.50	1.57	3.28
Net asset value, per common share, end of period	$13.67	$13.21	$29.56	$28.45	$23.95	$22.38
Market value, per common share, end of period	$12.14	$10.30	$27.50	$24.48	$20.16	$19.82
Net asset value total return[d]	8.15%[e]	–49.17%	15.93%	27.30%	13.16%	21.57%[e]
Market value return[d]	23.18%[e]	–57.40%	25.34%	30.13%	7.55%	2.82%[e]

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,				For the Period March 30, 2004[a] through
Ratios/Supplemental Data:	June 30, 2009	2008	2007	2006	2005	December 31, 2004
Net assets applicable to common shares, end of period (in millions)	$592.3	$572.3	$1,280.7	$1,232.3	$1,037.6	$969.4
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[g]	2.90%[f]	2.00%	1.54%	1.59%	1.55%	1.51%[f]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[g]	2.60%[f]	1.68%	1.24%	1.28%	1.26%	1.22%[f]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction and excluding interest expense)[g]	2.33%[f]	1.62%	—	—	—	—
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[g]	9.07%[f]	6.31%	4.67%	5.60%	5.72%	5.33%[f]
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[g]	9.37%[f]	6.64%	4.97%	5.90%	6.02%	5.62%[f]
Ratio of expenses to average daily managed assets (before expense reduction)[g,h]	1.67%[f]	1.24%	1.04%	1.05%	1.05%	1.06%[f]
Ratio of expenses to average daily managed assets (net of expense reduction)[g,h]	1.50%[f]	1.04%	0.84%	0.85%	0.85%	0.86%[f]
Portfolio turnover rate	41%[e]	29%	23%	15%	23%	14%[e]
Preferred Shares/Revolving Credit Agreement:
Liquidation value, end of period (in 000's)	$287,000	$292,000	$652,000	$567,000	$567,000	$492,000
Total shares outstanding (in 000's)	11	12	26	23	23	20
Asset coverage ratio for revolving credit agreement	865%	981%	—	—	—	—
Asset coverage per $1,000 for revolving credit agreement	$8,646	$9,806	—	—	—	—
Asset coverage ratio for auction market preferred shares[i]	247%	247%	296%	317%	283%	297%
Asset coverage per share for auction market preferred shares[i]	$61,750	$61,750	$74,108	$79,335	$70,748	$74,259
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value per share[j]	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

e  Not annualized.

f  Annualized.

g  Ratios do not reflect dividend payments to preferred shareholders.

h  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and the outstanding balance of the revolving credit agreement.

i  Includes the effect of the outstanding borrowings from the revolving credit agreement.

j  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Select Utility Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The Fund's investment objective is a high level of after-tax total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter are valued at the official closing prices as reported by Nasdaq, the Pink Sheets, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities. Interest rate swaps are valued utilizing quotes received from an outside pricing service.

Portfolio securities primarily traded on foreign markets are generally valued at the closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Staff Position No. 157-4 "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"), effective June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value:

		Fair Value Measurements at June 30, 2009 Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Industrials— Highways & Railtracks	$10,809,015	$4,932,673	$5,876,342	$—
Common Stock—Utilities— Electric Utilities	423,992,426	392,157,866	31,834,560	—
Common Stock—Utilities— Multi Utilities	176,457,463	161,268,358	15,189,105	—
Common Stock—Other Industries	108,010,591	108,010,591	—	—
Preferred Securities—$25 Par Value— Electric—Integrated	14,124,772	2,922,040	11,202,732	—
Preferred Securities—$25 Par Value— Insurance—Reinsurance— Foreign	6,596,589	3,561,589	3,035,000	—
Preferred Securities—$25 Par Value— Utilities-Electric Utilities	7,595,346	2,407,846	—	5,187,500
Preferred Securities—$25 Par Value— Utilities—Multi Utilities	6,402,155	4,242,775	2,159,380	—
Preferred Securities—$25 Par Value— Other Industries	90,236,132	90,236,132	—	—
Preferred Securities—Capital Securities—Food	7,914,438	—	4,429,750	3,484,688
Preferred Securities—Capital Securities—Insurance— Multi-Line	23,714,397	—	22,214,682	1,499,715
Preferred Securities—Capital Securities—Other Industries	77,001,827	—	77,001,827	—
Corporate Bonds	34,163,766	—	34,163,766	—
Rights	439	439	—	—
Money Market Funds	5,165,332	—	5,165,332	—
Total Investments	$992,184,688	$769,740,309	$212,272,476	$10,171,903
Other Financial Instruments*	$(7,353,203)	—	$(7,353,203)	—

*  Other financial instruments are interest rate swap contracts and written call options.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2008	$3,063,050
Change in unrealized appreciation	684,138
Net purchases	6,424,715
Balance as of June 30, 2009	$10,171,903

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Options: The Fund may write covered call options on an index or a security with the intention of earning option premiums. Option premiums generate current income and may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain or loss on the option to the extent of the premiums received. Premiums received from writing options which are exercised or are closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with the sale of preferred shares and borrowing under its credit agreement. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of the preferred shares and the credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the preferred shares and the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract's remaining life, to the extent that such amount is positive.

For each swap counterparty, the Fund entered into an International Swap Dealers Association Inc. Master Agreement and related annexes thereto ("ISDAs") which sets forth the general terms and conditions of the Fund's swap transactions. During 2008, the Fund notified Merrill Lynch Derivative Products AG ("MLDP"), UBS AG ("UBS") and Royal Bank of Canada ("RBC") that it breached certain terms and conditions of its ISDAs. On November 21, 2008, UBS granted a conditional waiver to the Fund stating that UBS did not intend to presently exercise its rights under the ISDA. MLDP has required that the Fund post collateral. The collateral amount is

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

determined by the approximate unrealized depreciation of a particular swap transaction on each valuation date. As of June 30, 2009, this amount was $1,570,000 and was pledged in cash by the Fund to MLDP.

At June 30, 2009, the Fund continues to operate under the existing terms of all of its various ISDAs, including those with MLDP, UBS and RBC. However, MLDP, UBS and RBC reserve any and all rights to take any future action with respect to such events, including termination of outstanding swap transactions; termination or renegotiation of the ISDAs; posting of collateral in the form of cash or U.S. Treasury securities representing the unrealized depreciation on outstanding interest rate swap transactions or continuation under the current terms of the ISDAs. Any action resulting in the early termination of an interest rate swap transaction would cause the Fund to realize any market depreciation that existed on such transaction. In addition to realizing such losses, the early termination of a swap transaction may generate additional expenses for the Fund.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund unless the shareholder has elected to have them paid in cash.

Series M7, Series T7, Series T7-2, Series W7, Series TH7 and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Series T28 and Series TH28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund's tax positions has been made and it has been determined that there is no impact to the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment management agreement, the Fund pays the investment manager an investment management fee, accrued daily and paid monthly, at an annual rate of 0.85% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares and/or the amount of any loan outstanding.

The investment manager has contractually agreed to waive its investment management fee as follows:

For the Period	Percentage of Average Daily Managed Asset Value
1/01/09—3/31/09	0.20%
4/01/09—3/31/10	0.15%
4/01/10—3/31/11	0.10%
4/01/11—3/31/12	0.05%

During the six months ended June 30, 2009, the investment manager waived its fee at the annual rate of 0.175%.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the Fund's average daily managed assets up to $1 billion, 0.04% of the Fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the Fund's average daily managed assets in excess of $1.5 billion. For the six months ended June 30, 2009, the Fund incurred $269,568 in administration fees. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $7,192 from the Fund for the six months ended June 30, 2009.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2009, totaled $410,881,745 and $362,423,985, respectively.

Transactions in options written during the six months ended June 30, 2009, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2008	—	$—
Options written	3,125,000	4,327,500
Options expired	(2,000,000)	(2,752,500)
Options terminated in closing transactions	(750,000)	(975,000)
Options outstanding at June 30, 2009	375,000	$600,000

Note 4. Income Tax Information

As of June 30, 2009, the federal tax cost and net unrealized appreciation on securities were as follows:

Gross unrealized appreciation	$98,094,436
Gross unrealized depreciation	(95,176,282)
Net unrealized appreciation	$2,918,154
Cost for federal income tax purposes	$989,266,534

As of December 31, 2008, the Fund had a net capital loss carryforward of $57,633,270, which will expire on December 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2009 and the year ended December 31, 2008, the Fund issued no shares of common stock for the reinvestment of dividends.

On June 12, 2008, the Board of Directors approved the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's outstanding common shares ("Share Repurchase Program") through the fiscal year ended December 31, 2008. On December 17, 2008, the Board of Directors authorized the continuation of the Share

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Repurchase Program through fiscal year ending December 31, 2009. During the six months ended June 30, 2009 and the year ended December 31, 2008, the Fund did not effect any new purchases.

During the year ended December 31, 2008, an adjustment of $4,920 was charged to paid-in-capital for differences between estimated and actual preferred offering costs.

The Fund's articles of incorporation authorize the issuance of Fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

Preferred shares are senior to the Fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the Fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The Fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following table reflects the preferred shares issued and outstanding in the amount of $287,000,000 as of June 30, 2009, along with the range of dividend rates paid during the six months ended June 30, 2009:

	Value	Range
Auction market preferred shares, Series M7, ($25,000 liquidation value, $0.001 par value, 1,497 shares issued and outstanding)	$37,425,000	1.49	%-1.69%
Auction market preferred shares, Series T7, ($25,000 liquidation value, $0.001 par value, 1,497 shares issued and outstanding)	$37,425,000	1.49	%-1.70%
Auction market preferred shares, Series T7-2, ($25,000 liquidation value, $0.001 par value, 1,497 shares issued and outstanding)	$37,425,000	1.49	%-1.70%
Auction market preferred shares, Series T28, ($25,000 liquidation value, $0.001 par value, 1,179 shares issued and outstanding)	$29,475,000	1.56	%-1.76%
Auction market preferred shares, Series W7, ($25,000 liquidation value, $0.001 par value, 1,497 shares issued and outstanding)	$37,425,000	1.48	%-1.70%
Auction market preferred shares, Series TH7, ($25,000 liquidation value, $0.001 par value, 1,319 shares issued and outstanding)	$32,975,000	1.49	%-1.71%
Auction market preferred shares, Series TH28, ($25,000 liquidation value, $0.001 par value, 1,497 shares issued and outstanding)	$37,425,000	1.57	%-1.77%
Auction market preferred shares, Series F7, ($25,000 liquidation value, $0.001 par value, 1,497 shares issued and outstanding)	$37,425,000	1.49	%-1.71%

The Articles Supplementary (the "Articles") creating each series of Auction Market Preferred Shares ("AMPS") provide for dividends to be paid at either the rate set in the current auction, or at the maximum rate as defined in the Articles if sufficient clearing bids for the AMPS are not received in the current auction. Beginning on February 13, 2008, sufficient clearing bids were not received for the auctions for the AMPS series of the Fund, and therefore, the maximum rates were declared on the respective AMPS series. Based upon the current ratings of the AMPS, the maximum rate for shares of a series will be the greater of 125% of LIBOR or 125 basis points plus LIBOR.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

An existing owner of AMPS may sell, transfer or dispose of AMPS only in an auction, pursuant to a bid or sell order in accordance with the auction procedures, or outside an auction, to or through a broker-dealer. Existing holders will be able to sell all of the AMPS that are the subject of their submitted sell orders only if there are bidders willing to purchase those AMPS in the auction. An auction fails when there is an insufficient number of bidders. A failed auction is not a default. Dividends continue to be paid on the AMPS at the maximum rate rather than an auction rate. Broker-dealers, which have been appointed by the Fund to serve as dealers for the auctions, may submit a bid in an auction to avoid an auction failure, but are not obligated to do so. Due to liquidity concerns in the market, most broker-dealers have decided not to submit bids to purchase AMPS.

The AMPS continue to be rated Aaa by Moody's Investor Services and AAA by Standard & Poor's. In addition, the Fund continues to meet certain specified asset coverage tests required by the rating agencies as well as the 200% asset coverage test with respect to AMPS set forth in the Investment Company Act of 1940, as amended.

During the six months ended June 30, 2009 and the year ended December 31, 2008, the Fund redeemed $5,000,000 and $360,000,000, respectively of its outstanding preferred shares at a redemption price of $25,000 per share plus accrued but unpaid dividends. The partial redemption of the preferred shares was made on a pro rata basis across all preferred series. Redemptions were allocated among participating broker/dealers by the Depository Trust Company using a predetermined methodology and each broker/dealer allocated the redeemed shares to the underlying beneficiaries according to its own procedures.

The redemption amount and details for the six months ended June 30, 2009 are:

Series	Shares Outstanding 12/31/08	Number of Shares Redeemed	Shares Outstanding 06/30/09	Total Value 12/31/08	Amount Redeemed	Total Value 06/30/09
M7	1,523	26	1,497	$38,075,000	$650,000	$37,425,000
T7	1,523	26	1,497	38,075,000	650,000	37,425,000
T7-2	1,523	26	1,497	38,075,000	650,000	37,425,000
T28	1,200	21	1,179	30,000,000	525,000	29,475,000
W7	1,523	26	1,497	38,075,000	650,000	37,425,000
TH7	1,342	23	1,319	33,550,000	575,000	32,975,000
TH28	1,523	26	1,497	38,075,000	650,000	37,425,000
F7	1,523	26	1,497	38,075,000	650,000	37,425,000
				$292,000,000	$5,000,000	$287,000,000

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The redemption amount and details for the year ended December 31, 2008 are:

Series	Shares Outstanding 12/31/07	Number of Shares Redeemed	Shares Outstanding 12/31/08	Total Value 12/31/07	Amount Redeemed	Total Value 12/31/08
M7	3,400	1,877	1,523	$85,000,000	$46,925,000	$38,075,000
T7	3,400	1,877	1,523	85,000,000	46,925,000	38,075,000
T7-2	3,400	1,877	1,523	85,000,000	46,925,000	38,075,000
T28	2,680	1,480	1,200	67,000,000	37,000,000	30,000,000
W7	3,400	1,877	1,523	85,000,000	46,925,000	38,075,000
TH7	3,000	1,658	1,342	75,000,000	41,450,000	33,550,000
TH28	3,400	1,877	1,523	85,000,000	46,925,000	38,075,000
F7	3,400	1,877	1,523	85,000,000	46,925,000	38,075,000
				$652,000,000	$360,000,000	$292,000,000

On June 30, 2009, the Fund announced the redemption of the balance of its outstanding preferred shares.

The redemption amount and details are:

Series	Number of Shares Redeemed	Amount Redeemed	Redemption Date
M7	1,497	$37,425,000	July 21, 2009
T7	1,497	$37,425,000	July 22, 2009
T7-2	1,497	$37,425,000	July 22, 2009
T28	1,179	$29,475,000	July 22, 2009
W7	1,497	$37,425,000	July 23, 2009
TH7	1,319	$32,975,000	July 24, 2009
TH28	1,497	$37,425,000	July 24, 2009
F7	1,497	$37,425,000	July 20, 2009

Note 6. Borrowings

On September 23, 2008 the Fund entered into a $360,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). (On July 15, 2009 the credit agreement was amended to increase the maximum commitment to $445,000,000.) The Fund pays a facility fee of 0.95% per annum on the unused portion of the credit agreement. The credit agreement has a 270-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to segregate portfolio securities as collateral in an amount up to two times the

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

loan balance outstanding and has granted a security interest in the securities segregated to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to re-hypothecate portfolio securities segregated by the Fund up to the amount of the loan balance outstanding. The Fund will receive a portion of the fees earned by BNPP in connection with the re-hypothecation of portfolio securities.

As of June 30, 2009, the Fund has outstanding borrowings of $115,000,000. During the six months ended June 30, 2009, the Fund borrowed an average daily balance of $94,206,354 at a weighted average borrowing cost of 1.45%.

Note 7. Derivative Investments

The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). This new standard requires funds to disclose information intended to enable financial statement users to understand how and why the fund uses derivative instruments, how derivative instruments are accounted for under FAS 133 and how derivative instruments affect the company's financial position, results of operations, and cash flows. All changes to disclosure have been made in accordance with FAS 161 and incorporated for the current period as part of the Notes to Financial Statements.

Fair Values of Derivative Instruments as of June 30, 2009:

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest Rate Swaps	Unrealized appreciation	—	Unrealized depreciation	$(6,943,403)
Written Options	—	—	Payables	(409,800)
Total		—		$(7,353,203)

Statement of Operations

Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Interest Rate Swaps	Net Realized and Unrealized Gain (Loss)	$(2,664,777)	$4,072,273
Written Options	Net Realized and Unrealized Gain (Loss)	975,000	190,200
Total		$(1,689,777)	$4,262,473

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Merger

On June 10, 2009, the Board of Directors of the Fund and Cohen & Steers REIT and Utility Income Fund, Inc. ("RTU") approved a merger, subject to approval by the Fund's shareholders, in which RTU would merge with and into the Fund in accordance with Maryland General Corporation Law. If each fund's shareholders approve the merger, shareholders of RTU would become shareholders of the Fund. In connection with the merger, all of RTU's assets and liabilities will be combined with the Fund, and each shareholder of RTU will receive a number of shares of the Fund in exchange for their shares of RTU having an aggregate net asset value equal to the aggregate net asset value of the RTU's shares held as of the close of business of the New York Stock Exchange on the closing date of the merger. The merger is subject to approval of the shareholders of each of RTU and the Fund and shareholders will vote separately on the merger. Shareholders of the Fund only must also approve an amendment to the Fund's charter to increase the number of authorized common shares. If shareholders approve the merger, the closing date of the merger is expected to be on or about December 18, 2009.

In addition, on June 10, 2009, the Board of Directors of the Fund approved, subject to shareholder approval, changing the Fund's investment objective to facilitate a broader focus on infrastructure securities. Shareholder approval of the change to the investment objective is required because the investment objective is a fundamental policy of the Fund which can only be changed with shareholder approval. If approved by shareholders the Fund will change its investment objective to total return with an emphasis on income.

The Investment Manager may elect to consummate the merger at or prior to the closing date and will promptly notify Fund shareholders of any such change.

Merger related expenses, which will be borne by the Fund, are estimated to be approximately $332,000.

Note 10. Subsequent Events

In May 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165), effective for interim or annual periods ending after June 15, 2009. The FASB has established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5 discloses the subsequent AMPS redemptions which were announced on June 30 and Note 6 discloses the subsequent increase of the Fund's line of credit. With regard to the Fund's financial statements, subsequent to June 30, 2009 and through August 18, 2009, there have been no recognized subsequent events (subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet) nor have there been any nonrecognized subsequent events (subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after the balance sheet but before the financial statements are issued or are available to be issued), except for those noted above.

COHEN & STEERS SELECT UTILITY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Select Utility Fund shareholders voted on the following proposals at the annual meeting held on April 30, 2009. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors
George Grossman	39,085,814	1,423,517
Robert H. Steers	39,068,579	1,440,753
C. Edward Ward, Jr.	39,031,324	1,478,007

COHEN & STEERS SELECT UTILITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2009) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (03/30/04)	One Year	Five Years	Since Inception (03/30/04)
–41.87%	2.33%	2.11%	–43.42%	2.67%	–1.04%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares and borrowings under a credit agreement.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS SELECT UTILITY FUND, INC.

The Board of Directors, at its June 9-10, 2009 meeting, approved that the Fund may, but is not required to, use, without limit, various strategic transactions described below to seek to generate return, facilitate portfolio management and mitigate risks. Although the investment manager may seek to use these kinds of transactions to further the Fund's investment objectives, no assurance can be given that they will achieve this result. The Fund may enter into exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indexes, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as "Derivatives Transactions."

Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance, effecting a form of investment leverage on the Fund's portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the investment manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives Transactions entered into to seek to manage the risks of the Fund's portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes.

COHEN & STEERS SELECT UTILITY FUND, INC.

The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

The Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter ("OTC") derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

The Board of Directors, at its June 29, 2009 meeting, approved amendments to certain non-fundamental investment policies of the Fund. The Directors voted to (i) remove the 20% limitation on investments in foreign securities; (ii) remove the 10% limitation on investments in emerging market securities; and (iii) expand the types of permitted investments for temporary defensive measures to include short-term debt instruments, government securities, cash or cash equivalents (currently only short-term debt).

COHEN & STEERS SELECT UTILITY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS SELECT UTILITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

William F. Scapell
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: UTF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

SELECT UTILITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2009

UTFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT UTILITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date:	August 28, 2009